The Murrayhill Company
Credit Risk Manager Report
March 2005
SASCO 2005-S1
2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.
The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Executive Summary Section One

Loan-Level Report Section Two

Prepayment Premium Analysis Section Three

Analytics Section Four

Table of Contents
2005 The Murrayhill Company. All Rights Reserved.

Section One

Executive Summary
2005 The Murrayhill Company. All Rights Reserved.
$576,667,450
11,983
$539,636,177
11,380
93.57%
94.97%

Collateral Balance
Loan Count
2/28/2005 as a Percentage of Closing Date 2/28/2005 Closing Date

Executive Summary March 2005
Transaction Summary
Collateral Summary
SASCO 2005-S1
2
Closing Date: 03/01/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U. S. Bank
Master Servicer: Aurora Loan Services Master Servicing
Servicer(s): Aurora Loan Services, Countrywide, GMAC Mortgage, Ocwen Financial Services, Option One Mortgage, Wells Fargo Bank, N.A.
Mortgage Insurer(s): United Guaranty Residential Insurance Company
Delinquency Reporting Method: OTS1
2005 The Murrayhill Company. All Rights Reserved.
1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.
Data Issue

This portfolio closed on 3/1/2005 with six servicers. Due to loan transfers, Murrayhill is missing data for 475 loans. We anticipate receiving data for all loans in this portfolio for the 4/25/2005 distribution.

Collateral Statistics
Loan Count Summed Balances
Repurchases* 0 $0
First Payment Default 16 $1,240,070
Early Payment Defaults** 35 $2,089,518
Multiple Loans to One Borrower*** N/A N/A
*Refers to loans repurchased in the current month **A default that occurs on the second or third scheduled payment ***We are currently awaiting the borrower information necessary to populate these fields

Prepayments
Remittance Date Beginning Collateral Balance Total Prepayments Percentage of Prepayment 3/25/2005 $575,135,106 $8,450,201 1.47

Prepayment Premium Analysis
Prepayment Premium Issues for the Current Month
In the 3/25/2005 remittance, nine loans with active prepayment premium flags were paid off. The servicer remitted premium for all nine loans totaling $15,846. This amount was remitted to the P Class.

Loss Analysis
High Loss Amounts and/or High Loss Severities
In the 3/25/2005 remittance, this security did not experience any losses. 2005 The Murrayhill Company. All Rights Reserved.


Section Two

Loan-Level Report
2005 The Murrayhill Company. All Rights Reserved.

FICO : Represents the borrower's credit score at the time of securitization/ origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date. Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan. The right-most character specifies the last known delinquency status, according to the following:
C369
F
R0
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.
believed to be the most accurate value according to these formulas is shown on the report. When no based on credit class.

Loan-Level Report Definitions
2005 The Murrayhill Company. All Rights Reserved.

Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency State Orig.
Current Value CLTV
Est. (Gain)/Loss
Est. Severity
Valuation Method MI Cert #
Est. Liq. Date Status
1st Lien
Comb. LTV
$224,000 6104900 DC
795
1/1/2005
12/1/2004
Int. Est. 23.33%
35.71% 100.00%
4/1/2006 3
Monitor
$960,000
$627,267
$224,000
$224,000 6/30/2004
Default Reason: (Unknown)
$650,000
139.33%
4/11/2005 This loan has been added to the Watchlist because it is a second lien with a large unpaid principal balance of $224,000. This second lien was originated for the purchase of a single-family, primary home with low documentation.
$131,250 6106918 CO
674
12/1/2004
11/1/2004
Int. Est. 15.00%
22.48% 100.00%
3/1/2006 6
Monitor
$875,000
$583,786
$131,250
$131,250 6/30/2004
Default Reason: (Unknown)
$700,000
142.38%
4/11/2005 This second lien has been added to the Watchlist because it is 89 days delinquent. This loan was originated as a cash-out refinance for single-family primary home with low documentation. There is an unpaid principal balance of $131,250.
$170,000 6107073 NY
717
12/1/2004
11/1/2004
Int. Est. 20.00%
30.59% 100.00%
9/1/2006 6
Monitor
$850,000
$555,645
$170,000
$170,000 6/30/2004
Default Reason: (Unknown)
$595,000
137.67%
4/11/2005 This second lien was originated as a purchase, for a three-family home, with no documentation. There is an unpaid principal balance of $170,000.
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: February 28, 2005 2005 The Murrayhill Company. All Rights Reserved.
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency State Orig.
Current Value CLTV
Est. (Gain)/Loss
Est. Severity
Valuation Method MI Cert #
Est. Liq. Date Status
1st Lien
Comb. LTV
$47,985 6103368 GA
638
11/1/2004
11/1/2004
Int. Est. 20.00%
26.30% 99.96%
2/1/2006 6
Monitor - BK
$240,000
$182,400
$48,000
$47,985 6/30/2004
Default Reason: (Unknown)
$192,000
131.57%
4/11/2005 This loan was added to the Watchlist because it is a second lien that is 89 days delinquent. According to the servicer's site, the borrower filed Chapter 7 bankruptcy on 2/24/2005. Murrayhill will continue to monitor this loan through bankruptcy to determine if the debt is reaffirmed.
$79,966 6103978 CA
682
11/1/2004
11/1/2004
Int. Est. 20.00%
26.30% 99.95%
2/1/2006 6
Monitor
$400,000
$304,000
$80,000
$79,966 6/30/2004
Default Reason: (Unknown)
$320,000
131.56%
4/11/2005 This loan has been added to the Watchlist because it is a second lien that is 89 days delinquent. According to the servicer's site on 4/06/2005, this property is declared a disaster by FEMA and any foreclosure proceedings will be placed on hold.
$77,000 6104103 AZ
709
12/1/2004
11/1/2004
Int. Est. 20.00%
27.29% 100.00%
3/1/2006 6
Monitor
$385,000
$282,139
$77,000
$77,000 6/30/2004
Default Reason: (Unknown)
$308,000
136.45%
4/11/2005 This loan has been added to the Watchlist because it is a second lien that is 89 days delinquent and is a first payment default. This loan was originated as the purchase for a primary, planned unit development with low documentation.
$73,000 6104168 NY
732
12/1/2004
11/1/2004
Int. Est. 19.72%
26.60% 100.00%
9/1/2006 6
Monitor
$370,000
$274,359
$73,000
$73,000 6/30/2004
Default Reason: (Unknown)
$292,000
133.03%
4/11/2005 This loan has been added to the Watchlist because it is a second lien that is 89 days delinquent and is a first payment default. According to the servicer's site, the borrower has been delinquent on payments, and the servicer sent a letter to the borrower on 3/17/2005 to request foreclosure.
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: February 28, 2005 2005 The Murrayhill Company. All Rights Reserved.
Section Three
Prepayment Premium Analysis
2005 The Murrayhill Company. All Rights Reserved.
Section 1:
Class
P Class
Section 2:
Servicer
Total
Section 3:
$15,846
$15,846
Difference: $0

Amount remitted by the servicers:
Reconciliation of the amounts remitted to the P class by the trustee and the amounts remitted by the servicers to the trustee.
Reconciliation for Prepayment Premiums for SASCO 2005-S1
Mortgage Data Through: February 28, 2005
Trustee Remittance Date
Trustee Remittance Date
25-Mar-05
$15,846
25-Mar-05
$15,846

Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.
Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.
Amount remitted to the P Class:
2005 The Murrayhill Company. All Rights Reserved.
Trustee Remittance Date: 25-Mar-05
9
0
Total Loans with Premiums Remitted (B) 9
Loans with Active Prepayment Flags (C) 9
0
Subtotal (D) 9
100.00%
100.00%
Total Paid-Off Loans (E) 128
7.03%

Aggregate Paid-Off Loans Report for SASCO 2005-S1
Mortgage Data Through: February 28, 2005
Total Loans with Premiums Remitted to
the Subtotal (B/D)
Total Loans with Premiums Remitted to
the Total Paid-Off Loans (B/E)
Loans with Active Prepayment Flags with
Premiums Remitted (A)
Loans without Prepayment Flags with
Premiums Remitted
Loans without Prepayment Flags with
Premiums Remitted
Premiums Remitted for Loans with Active
Prepayment Flags (A/C)
2005 The Murrayhill Company. All Rights Reserved.
TOTAL

Total Paid-Off Loans with Flags 9
Less Exceptions:
0
0
Loans that were Liquidated from REO Status* 0
0
0
0
Total Paid-Off Loans with Active Prepayment Flags (C) 9
Other Exceptions:
0
0
* These categories are mutually exclusive.
Paid-Off Loan Exception Report for SASCO 2005-S1
Mortgage Data Through: February 28, 2005
Loans with Expired Prepayment Clauses (as stated in the
Note)*

Loans with Discrepancies between the Data File and the Note*
Loans that Contained a Clause Allowing Prepayment
Premiums to be Waived at the Time of Liquidation*
Paid-Off Loans with Active Prepayment Flags that Did Not
Have Premiums Remitted

Defaulted Liquidated Loans that Could Not Have Premiums
Collected because of the Acceleration of the Debt*
Loans that were Liquidated Through Loss Mitigation Efforts*
Paid-Off Loans that Did Not have Premiums Collected because of State Statutes
2005 The Murrayhill Company. All Rights Reserved.

Loan
Number
Delinquency
String
Origination
Date
PPP
Flag
Expiration
Date
Payoff
Balance
PPP
Remitted
% of PPP
to Payoff
Balance
No PPP
Remitted,
w/ Flag
PPP
Remitted,
No Flag
Comments
6103875 0 9/27/2004 1 9/27/2005 $53,895 $1,078 2%
6109138 0 9/27/2004 1 9/27/2005 $48,320 $2,085 4%
6102195 0 9/29/2004 2 9/29/2006 $48,512 $2,135 4%
6102073 0 9/30/2004 2 9/30/2006 $25,137 $955 4%
6102161 0 10/8/2004 2 10/8/2006 $36,825 $1,400 4%
6102439 0 10/29/2004 2 10/29/2006 $27,944 $1,063 4%
6100421 0 3/19/2004 3 3/19/2007 $15,300 $152 1%
6111094 0 10/12/2004 3 10/12/2007 $94,866 $4,698 5%
6102836 0 10/15/2004 3 10/15/2007 $48,526 $2,280 5%
Paid-Off Loans With Prepayment Flags for SASCO 2005-S1
Mortgage Data Through: February 28, 2005
2005 The Murrayhill Company. All Rights Reserved.


Section Four

Analytics
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S1 FICO Distribution by Status
Mortgage Data Through: February 28, 2005
FICO Delinquency Percentage 550 Current 0 570 Current 0 580 Current 0.002 590 Current 0.005 590 Delinquent 0.033 590 Paid Off 0.008 600 Current 0.017 600
Delinquent 0.05 610 Current 0.029 610 Delinquent 0.083 620 Current 0.044 620 Delinquent 0.067 620 Paid Off 0.016 630 Current 0.058 630 Delinquent 0.117 630 Paid Off 0.016 640 Current 0.063 640 Delinquent 0.05 640 Paid Off 0.039 650 Current 0.061 650 Delinquent 0.083 650 Paid Off 0.047 660 Current 0.07 660 Delinquent 0.067 660 Paid Off 0.078 670 Current 0.077 670 Delinquent 0.05 670 Paid Off 0.086 680 Current 0.081 680 Delinquent 0.117 680 Paid Off 0.047 690
Current 0.08 690 Delinquent 0.05 690 Paid Off 0.102 700 Current 0.069 700 Delinquent 0.05 700 Paid Off 0.094 710 Current 0.061 710 Delinquent 0.017 710 Paid Off 0.102 720 Current 0.056 720 Delinquent 0.017 720 Paid Off 0.039 730
Current 0.048 730 Delinquent 0.033 730 Paid Off 0.063 740 Current 0.042 740
Delinquent 0.017 740 Paid Off 0.047
Status # of Loans Std. Deviation Average
750 Current 0.037 750 Delinquent 0.017 750 Paid Off 0.063 760 Current 0.032
760 Delinquent 0.033 760 Paid Off 0.063 770 Current 0.026 770 Paid Off 0.031
780 Current 0.02 780 Delinquent 0.017 780 Paid Off 0.055 790 Current 0.012
790 Delinquent 0.017 790 Paid Off 0.008 800 Current 0.007 800 Delinquent
0.017 810 Current 0.002 820 Current 0.001 Current 11,320 686 47.799
Delinquent 60 665 51.715 Paid Off 128 703 42.937 11,508 Total:
Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Loan-to-Value Distribution by Status
Mortgage Data Through: February 28, 2005
Status # of Loans Std. Deviation Average
LTV Delinquency Percentage 0 Current 0.003 0 Paid Off 0.008 0.1 Current 0.207
0.1 Paid Off 0.273 0.1 Delinquent 0.1 0.2 Paid Off 0.68 0.2 Delinquent 0.85
0.2 Current 0.75 0.3 Paid Off 0.039 0.3 Current 0.039 0.3 Delinquent 0.05 0.4
Current 0.001 0.5 Current 0 Current 11,320 0.957 0.064 Delinquent 60 0.972
0.045 Paid Off 128 0.921 0.091 11,508 Total:
Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Balance Distribution by Status
Mortgage Data Through: February 28, 2005
Balance Delinquency Percentage 0 Current 0 10000 Current 0.044 20000 Current
0.204 20000 Delinquent 0.1 30000 Current 0.22 30000 Delinquent 0.233 40000
Current 0.139 40000 Delinquent 0.067 50000 Current 0.099 50000 Delinquent
0.117 60000 Current 0.076 60000 Delinquent 0.117 70000 Current 0.062 70000
Delinquent 0.05 80000 Current 0.037 80000 Delinquent 0.1 90000 Current 0.033 90000 Delinquent 0.033 100000 Current 0.024 100000 Delinquent 0.033 110000
Current 0.016 110000 Delinquent 0.017 120000 Current 0.015 120000 Delinquent
0.033 130000 Current 0.007 130000 Delinquent 0.033 140000 Current 0.006 150000
Current 0.004 150000 Delinquent 0.017 160000 Current 0.002 160000 Delinquent
0.017 170000 Current 0.002 170000 Delinquent 0.017 180000 Current 0.002 190000
Current 0.001 200000 Current 0.002 210000 Current 0 220000 Current 0 220000
Delinquent 0.017 230000 Current 0 240000 Current 0 250000 Current 0 270000
Current 0 280000 Current 0 Status # of Loans Std. Deviation Average
300000 Current 0 310000 Current 0 320000 Current 0 330000 Current 0 400000
Current 0 500000 Current 0 Current 11,320 47,333.32 32,754.66 Delinquent
60 63,717.23 42,885.19 11,380 Total:
Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Mortgage Term Distribution by Status
Mortgage Data Through: February 28, 2005
# of Loans Other 180 120 240 360
Mortgage Term Delinquency Percentage 120 Current 0 120 Paid Off 0.008 180 Paid Off 0.617 180 Delinquent 0.55 180 Current 0.605 240 Current 0.019 240 Delinquent 0.05 360 Delinquent 0.4 360 Paid Off 0.375 360 Current 0.376 11,508 218 6,956 5 0 4329
Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Mortgage Type Distribution by Status
Mortgage Data Through: February 28, 2005
Mortgage Type Loan Count Avg. Balance Total Balance Std. Deviation
Mortgage Type Delinquency Percentage Investment Home Current 0.245 Investment Home Delinquent 0.1 Investment Home Paid Off 0.438 Primary Home Current 0.729 Primary Home Delinquent 0.883 Primary Home Paid Off 0.5 Second Home Current
0.026 Second Home Delinquent 0.017 Second Home Paid Off 0.063
(Unknown) 264,370,436.94 47,285.00 30,351.17 5,591 Fixed 275,265,739.77
46,521.17 35,371.58 5,917 11,508 Total: 539,636,176.71
Copyright 2005, The Murrayhill Company. All rights reserved.
Cash-out refinance Purchase
Rate/term refinance Home Improvement Other
1,248 10.4%
84.6% 10,139
4.4% 532
0.0% 0
0.5% 64
Cash-out refinance Purchase
Rate/term refinance Home Improvement Other
10.7% 1,206
84.5% 9,569
4.5% 512
0.0% 0
0.3% 33
Cash-out refinance Purchase
Rate/term refinance Home Improvement Other
Cash-out refinance Purchase
Rate/term refinance Home Improvement Other
5.0% 3
95.0% 57
0.0% 0
0.0% 0
0.0% 0
5.5% 7
88.3% 113
4.7% 6
0.0% 0
1.6% 2
Total 11,983 100% Total 11,320 100% Total 60 100% Total 128 100%

SASCO 2005-S1 Mortgage Purpose Distribution Mortgage Data Through:
February 28, 2005
Purpose Number Percentage Purpose Number Percentage Purpose Number Percentage Purpose Number Percentage
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S1 Ownership Distribution by Status
Mortgage Data Through: February 28, 2005
Title # of Loans
Ownership Type Delinquency Percentage Investment Home Current 0.245 Investment Home Delinquent 0.1 Investment Home Paid Off 0.438 Primary Home Current 0.729 Primary Home Delinquent 0.883 Primary Home Paid Off 0.5 Second Home Current
0.026 Second Home Delinquent 0.017 Second Home Paid Off 0.063
Investment Home 2,834 Primary Home 8,373 Second Home 301 11,508 Total:
Copyright 2005, The Murrayhill Company. All rights reserved.
AsOfDate 30 Days 60 Days 90 Days Foreclosure REO 2/28/2005 2841029.21 982004.78 0 0 0

SASCO 2005-S1 Delinquent Balance Over Time
Mortgage Data Through: February 28, 2005
Copyright 2005, The Murrayhill Company. All rights reserved.
AsOfDate 30 Days 60 Days 90 Days Foreclosure REO 2/28/2005 46 14 0 0 0

SASCO 2005-S1 Delinquent Count Over Time
Mortgage Data Through: February 28, 2005
Copyright 2005, The Murrayhill Company. All rights reserved.